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                                                                 Exhibit 10.92bd

Summary of 2006 CEO Variable Incentive Plan and Officer Variable Incentive Plan

     On December 13, 2005, the Human Resources Committee (the "Committee") of the Company's Board of Directors approved the 2006 Chairman and CEO Variable Incentive Plan (the "CEO Incentive Plan"). The Company's Chairman of the Board and CEO, William J. Post, is eligible to receive an incentive award under the CEO Incentive Plan. Incentive award funding under the CEO Incentive Plan is triggered by the attainment of specified 2006 Company earnings. The amount of the award to Mr. Post is in the sole discretion of the Committee. Accordingly, the Committee may consider factors other than 2006 Company earnings to measure Mr. Post's performance.

     On December 14, 2005, the Company's Board of Directors, acting on the recommendation of the Committee, approved the 2006 Officer Variable Incentive Plan (the "Officer Incentive Plan"). Each of the Company's officers, as well as the officers of APS, are eligible to participate in the Officer Incentive Plan, including the following four most highly-compensated current executive officers (excluding the CEO) named in the Company's proxy statement relating to its May 18, 2005 annual meeting: Jack E. Davis, President and Chief Operating Officer of the Company; Donald E. Brandt, Executive Vice President and Chief Financial Officer of the Company; James M. Levine, Executive Vice President, Generation of APS; and Steven M. Wheeler, Executive Vice President, Customer Service and Regulation of APS (the "Named Executive Officers").

     The Officer Incentive Plan is composed of two components, one of which is based on the Company's 2006 earnings and the other on the achievement of specified business unit results. Once a specified earnings threshold is met, the achievement of the level of earnings and business unit results generally determines what award, if any, the officer receives. However, the amount of the award, if any, to each officer under the Officer Incentive Plan is in the sole discretion of the Committee. Accordingly, the Committee may consider factors other than Company earnings and the achievement of business unit results to measure performance, including input from the CEO about each officer's 2006 achievements.

     Subject to the foregoing, award opportunities (expressed as a percentage of the officer's base salary) for the Chairman and CEO and the Named Executive Officers will be based on the following performance measures (weighted according to the indicated percentages):

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

       Officer                      Performance Measure(s)                   Award Opportunity
-------------------------    -------------------------------------       --------------------------------
William J. Post                Company Earnings                            Threshold (63%)
                                                                           Midpoint (125%)
                                                                           Maximum (200%)

Jack E. Davis                  Company Earnings                            Threshold (37.5%)
                                                                           Midpoint (75%)
                                                                           Maximum (150%)

James M. Levine              - Company Earnings (50%)                      - Company Earnings:
                             - Fossil Business Unit Results                Threshold (0%)
                             (Preventable Recordable Injuries; Coal        Midpoint (25%)
                             Production Cost; Gas and Coal Units'          Maximum (50%) - Business
                             Annual Equivalent Availability Factor;        Unit Results (up to 50%)
                             Coal Units' Capacity Factor; O&M and
                             Capital Costs; and Environmental) (25%)
                             - Palo Verde Business Unit Results
                             (Nuclear Safety; Preventable Recordable
                             Injuries; Human Performance Events; Plant
                             Improvement Plan Performances; Nuclear
                             Capacity Factor; Equipment Reliability;
                             and O&M and Capital Costs) (25%)

Steven M. Wheeler            - Company Earnings (50%)                      - Company Earnings:
                             - Delivery Unit Results                       Threshold (0%)
                             (Preventable Recordable Injuries;             Midpoint (25%)
                             Customer Outcome Satisfaction; Business       Maximum (50%) - Delivery
                             Performance Trends; Customer Reliability;     Business Unit Results (up to
                             and Environmental Incidents) (50%)            50%)

Donald E. Brandt             - Company Earnings (50%)                      - Company Earnings:
                             - Shared Services Business Unit               Threshold (0%)
                             Results (Combined Fossil Business Unit,       Midpoint (25%)
                             Palo Verde Business Unit, and Delivery        Maximum (50%) - Shared
                             Business Unit Performance; Meeting or         Services Business Unit
                             Exceeding Budget Targets; and Preventable     Results (up to  50%)
                             Recordable Injuries) (50%)

     Award opportunities for other executive vice presidents and senior vice presidents are up to 100% of base salary (up to 50% based on Company earnings and up to 50% based on the achievement of business unit results). Award opportunities for other officers are up to 70% of base salary (up to 35% based on Company earnings and up to 35% based on the achievement of business unit results).